Exhibit 99.1

Banc of California Reports Second Quarter Results

IRVINE, Calif., (July 31, 2014) – Banc of California, Inc. (NYSE: BANC) today reported net income of $8.1 million and net income available to common shareholders of $7.2 million, or $0.27 per diluted common share for the quarter ended June 30, 2014. This compares with a net loss to common shareholders of $153 thousand, or $(0.01) per diluted common share, for the quarter ended March 31, 2014, and net income available to common shareholders of $4.4 million, or $0.34 per diluted common share, for the year ago quarter ended June 30, 2013.

“Our strong performance this quarter is a result of the hard work and dedication of our employees,” said Steven Sugarman, President and Chief Executive Officer. “Growth and profitability this quarter were underscored by strength in key business areas including commercial, multifamily and mortgage banking. We remain excited for the pending acquisition Popular Community Bank’s California banking operations that will further accelerate the earnings power of our franchise.”

The Company’s consolidated assets totaled $4.39 billion at June 30, 2014, an increase of $356 million compared to the prior quarter, and an increase of $1.85 billion compared to a year ago.

Total loans and leases, representing both loans held for investment and loans held for sale, of $3.70 billion at June 30, 2014 increased $301 million compared to $3.40 billion at March 31, 2014, and have increased by $1.83 billion compared to the year ago quarter ending June 30, 2013.

Loans held for investment increased by $205 million, or 8.6% from the prior quarter to $2.60 billion.

Total deposits of $3.35 billion at June 30, 2014 represented an increase of $238 million compared to $3.11 billion at March 31, 2014 and an increase of $1.24 billion compared to $2.11 billion at June 30, 2013.

Total revenue of $70.9 million increased by $10.5 million compared with the prior quarter, and was $23.3 million higher from the second quarter 2013.

Net interest income for the second quarter was $35.6 million, an increase of $390 thousand, or 1.1%, compared to the prior quarter. Net interest margin for the second quarter net interest margin was 3.70%.

Noninterest income for the second quarter totaled $35.4 million, compared to $25.3 million for the prior quarter and $26.1 million for the year ago quarter. The increase in second quarter noninterest income was primarily driven by stronger mortgage banking activity, with the net gain on mortgage banking activities of $26.1 million for the quarter, an increase of $8.8 million compared to the first quarter, and an increase of $5.9 million compared to a year ago.

Total noninterest expense for the quarter ending June 30, 2014 totaled $60.5 million, an increase of $2.7 million compared to the first quarter. The quarterly increase in noninterest expense was primarily driven by higher volume-related expenses, including commissions, bonuses and incentives compared to the first quarter.

18500 Von Karman Ave. — Suite 1100 — Irvine, CA 92612 — (949) 236-5250 — www.bancofcal.com

Capital ratios remain strong with a Tier 1 Risk-Based Capital Ratio of 14.1% as of June 30, 2014. The ratio of Tangible Common Equity to Tangible Assets (TCE/TA) improved to 7.3% at the end of the second quarter, compared to 5.1% at March 31, 2014.

The Company will host a conference call to discuss its second quarter earnings at 8:00 a.m. Pacific Time (PT) today, July 31, 2014. Interested parties are welcome to attend the conference call by dialing 877-474-9506, and referencing event code 83328951.

About Banc of California, Inc.

Since 1941, Banc of California, Inc. (NYSE:BANC) through its banking subsidiary Banc of California, National Association, has provided banking services and home loans to businesses and families in California and the West. Today, Banc of California, Inc. has over $4 billion in consolidated assets and more than 80 banking locations.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Source: Banc of California, Inc.

INVESTOR RELATIONS INQUIRIES:	MEDIA INQUIRIES:
Banc of California, Inc.	Vectis Strategies
Timothy Sedabres, (855) 361-2262	David Herbst, (213) 973-4113 x101

Banc of California, Inc

Consolidated Statements of Financial Condition

(Dollars in thousands, except per share data)

(Unaudited)

	June 30,	March 31,	December 31,	June 30,
	2014	2014	2013	2013
ASSETS
Cash and due from banks	$5,764	$5,733	$4,937	$8,153
Interest-bearing deposits	252,287	327,906	105,181	454,182

Total cash and cash equivalents	258,051	333,639	110,118	462,335
Time deposits in financial institutions	2,145	1,745	1,846	2,589
Securities available for sale	233,013	107,525	170,022	106,751
Loans held for sale	1,095,741	1,000,394	716,733	257,949
Loans and leases receivable	2,602,213	2,396,995	2,446,111	1,614,346
Allowance for loan and lease losses	(22,627)	(20,003)	(18,805)	(16,979)
Federal Home Loan Bank and other bank stock	34,392	26,801	22,600	10,838
Servicing rights, net	10,191	18,880	13,883	5,040
Other real estate owned, net	605	150	—	1,537
Premises and equipment, net	67,457	67,278	66,260	15,533
Premises and equipment held for sale	—	—	—	3,139
Goodwill	32,150	32,868	30,143	7,048
Other intangible assets, net	10,959	11,213	12,152	4,740
Deferred income tax	2,546	—	—	7,199
Income tax receivable	—	2,769	2,995	738
Bank-owned life insurance investment	18,984	18,928	18,881	18,792
Other assets	40,702	31,452	35,084	33,519

Total assets	$4,386,522	$4,030,634	$3,628,023	$2,535,114

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	$408,404	$430,925	$429,158	$132,855
Interest-bearing deposits	2,938,951	2,678,221	2,489,486	1,519,948
Deposits held for sale	—	—	—	457,028

Total deposits	3,347,355	3,109,146	2,918,644	2,109,831
Advances from Federal Home Loan Bank	450,000	395,000	250,000	45,000
Federal funds purchased	—	70,000	—	—
Notes payable, net	96,481	82,416	82,320	82,127
Reserve for loss reimbursements on sold loans	6,174	5,866	5,427	3,974
Income taxes payable	31	—	—	—
Accrued expenses and other liabilities	47,163	42,880	46,763	25,697

Total liabilities	3,947,204	3,705,308	3,303,154	2,266,629
Commitments and contingent liabilities

Preferred stock, Series A, non-cumulative perpetual preferred stock	31,934	31,934	31,934	31,934
Preferred stock, Series B, non-cumulative perpetual preferred stock	10,000	10,000	10,000	—
Preferred stock, Series C, 8.00% non-cumulative perpetual preferred stock	37,943	37,943	37,943	33,734
Common stock	287	211	210	162
Common stock, class B non-voting non-convertible	6	6	6	5
Additional paid-in capital	369,530	258,861	256,306	197,272
Retained earnings	18,779	14,398	16,981	28,678
Treasury stock	(29,652)	(27,726)	(27,911)	(24,088)
Accumulated other comprehensive (loss)/income, net	491	(301)	(600)	788

Total shareholders’ equity	439,318	325,326	324,869	268,485

Total liabilities and shareholders’ equity	$4,386,522	$4,030,634	$3,628,023	$2,535,114

Banc of California, Inc

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2014	2014	2013	2014	2013
Interest and dividend income
Loans, including fees	$42,077	$41,530	$26,153	$83,607	$44,690
Securities	993	924	369	1,917	867
Dividends and other interest-earning assets	564	322	219	886	352

Total interest and dividend income	43,634	42,776	26,741	86,410	45,909
Interest expense
Deposits	6,071	5,735	3,303	11,806	5,302
Federal Home Loan Bank advances	99	100	58	199	121
Notes payable and other interest-bearing liabilities	1,889	1,756	1,755	3,645	3,502

Total interest expense	8,059	7,591	5,116	15,650	8,925

Net interest income	35,575	35,185	21,625	70,760	36,984
Provision for loan and lease losses	2,108	1,929	1,918	4,037	4,086

Net interest income after provision for loan and lease losses	33,467	33,256	19,707	66,723	32,898
Noninterest income
Customer service fees	356	253	509	609	1,055
Mortgage banking income	26,133	17,324	20,261	43,457	36,631
All other income	8,883	7,701	5,302	16,584	6,314

Total noninterest income	35,372	25,278	26,072	60,650	44,000
Noninterest expense
Salaries and employee benefits	39,130	34,681	25,311	73,811	44,391
Occupancy and equipment	7,425	8,537	3,630	15,962	6,823
All other expenses	13,910	14,550	10,653	28,460	17,938

Total noninterest expense	60,465	57,768	39,594	118,233	69,152

Income before income taxes	8,374	766	6,185	9,140	7,746
Income tax expense	253	9	1,822	262	2,454

Net income	8,121	757	4,363	8,878	5,292
Preferred stock dividends	910	910	—	1,820	288

Net income (loss) available to common shareholders	$7,211	$(153)	$4,363	$7,058	$5,004

Basic earnings (loss) per total common share	$0.27	$(0.01)	$0.35	$0.30	$0.41
Diluted earnings (loss) per total common share	$0.27	$(0.01)	$0.34	$0.30	$0.40

Banc of California, Inc

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2014	2014	2013	2014	2013
Average balances:
Total assets	$4,034,447	$3,728,170	$2,301,382	$3,882,154	$2,027,690
Total gross loans and leases	3,553,693	3,289,689	1,843,645	3,422,420	1,630,552
Securities available for sale	168,230	163,007	102,880	165,633	109,955
Total interest earning assets	3,858,772	3,568,092	2,204,574	3,714,235	1,944,529
Total interest-bearing deposits	2,855,650	2,592,884	1,779,434	2,724,992	1,523,573
Total borrowings	319,774	350,631	129,589	335,117	135,119
Interest bearing liabilities	3,175,424	2,943,515	1,909,023	3,060,109	1,658,692
Total shareholders’ equity	385,098	329,617	203,873	357,511	197,921
Profitability and other ratios:
Return on average assets (1)	0.81%	0.08%	0.76%	0.46%	0.53%
Return on average equity (1)	8.46%	0.93%	8.58%	5.01%	5.39%
Dividend payout ratio (2)	44.44%	—	34.29%	80.00%	58.54%
Net interest spread	3.52%	3.81%	3.80%	3.66%	3.67%
Net interest margin (1)	3.70%	4.00%	3.93%	3.84%	3.84%
Noninterest income to total revenue (3)	49.86%	41.81%	54.66%	46.15%	54.33%
Noninterest income to average total assets (1)	3.52%	2.75%	4.54%	3.15%	4.38%
Noninterest expense to average total assets (1)	6.01%	6.28%	6.90%	6.14%	6.88%
Efficiency ratio (4)	85.23%	95.54%	83.01%	89.97%	85.39%
Average held for investment loans and leases to average deposits	74.60%	80.27%	86.21%	77.29%	89.55%
Average securities available for sale to average total assets	4.17%	4.37%	4.47%	4.27%	5.42%
Average shareholders’ equity to average total assets	9.55%	8.84%	8.86%	9.21%	9.76%
Allowance for loan and lease losses (ALLL):
Balance at beginning of period	$20,003	$18,805	$16,015	$18,805	$14,448
Loans and leases charged off	(383)	(203)	(1,027)	(586)	(1,932)
Recoveries of loans and leases previously charged off	641	435	73	1,076	377
Transfer of loans from (to) held-for-sale	258	(963)	—	(705)	—
Provision for loan and lease losses	2,108	1,929	1,918	4,037	4,086

Balance at end of period	$22,627	$20,003	$16,979	$22,627	$16,979

Reserve for loss on repurchased loans
Balance at beginning of period	$5,866	$5,427	$3,498	$5,427	$3,485
Provision for loan repurchases	968	571	732	1,539	988
Payment made for loss reimbursement on sold loans	(660)	(132)	(256)	(792)	(499)

Balance at end of period	$6,174	$5,866	$3,974	$6,174	$3,974

(1)	Ratios are presented on an annualized basis
(2)	Dividends declared per common share divided by basic earnings per share. Not applicable for the three months ended March 31, 2014, due to the net loss attributable to shareholders.
(3)	Total revenue is equal to the sum of net interest income before provision and noninterest income.
(4)	The ratios were calculated by dividing noninterest expense by the sum of net interest income before provision for loan and lease losses and noninterest income.

Banc of California, Inc

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	June 30, 2014	March 31, 2014	December 31, 2013	June 30, 2013
Asset quality information and ratios:
30 to 89 days delinquent, excluding PCI loans	$44,894	$29,726	$37,699	$35,411
90+ days delinquent, excluding PCI loans	16,925	16,419	13,441	10,741

Total delinquent loans, excluding PCI loans	61,819	46,145	51,140	46,152

PCI loans, 30 to 89 days delinquent	25,109	19,898	30,514	25,055
PCI loans, 90+ days delinquent	12,398	12,110	12,205	7,535

Total delinquent PCI loans	37,507	32,008	42,719	32,590

Total delinquent loans	$99,326	$78,153	$93,859	$78,742

Total delinquent non-PCI loans to total non-PCI loans	2.69%	2.21%	2.43%	3.13%
Total delinquent loans to gross loans	3.82%	3.26%	3.84%	4.88%

Non-performing loans, excluding PCI loans	$41,611	$32,440	$31,648	$9,164
90+ days delinquent and still accruing loans, excluding PCI loans	—	—	—	—
Other real estate owned	605	150	—	1,537

Non-performing assets	42,216	32,590	31,648	10,701
ALLL to non-performing loans	54.38%	61.66%	59.42%	185.28%
Non-performing loans to gross loans	1.60%	1.35%	1.29%	0.57%
Non-performing assets to total assets	0.96%	0.81%	0.87%	0.42%
Loan breakdown by ALLL evaluation type:
Originated loans
Individually evaluated for impairment	29,763	$13,504	$16,704	$15,076
Collectively evaluated for impairment	1,447,077	1,210,993	1,168,195	1,071,195
Acquired loans through business acquisitions - non-impaired
Individually evaluated for impairment	6,173	1,759	2,243	13
Collectively evaluated for impairment	409,745	438,816	469,916	177,152
Seasoned SFR mortgage loan pools - non-impaired	404,398	418,501	449,767	212,952
Acquired with deteriorated credit quality	305,057	313,422	339,286	137,958

Total loans	2,602,213	$2,396,995	$2,446,111	$1,614,346

ALLL breakdown:
Originated loans
Individually evaluated for impairment	309	$62	$96	$571
Collectively evaluated for impairment	19,427	17,398	17,103	15,635
Acquired loans through business acquisitions - non-impaired
Individually evaluated for impairment	—	—	—	—
Collectively evaluated for impairment	2,570	2,347	1,410	469
Seasoned SFR mortgage loan pools - non-impaired	—	—	—	—
Acquired with deteriorated credit quality	321	196	196	304

Total ALLL	22,627	$20,003	$18,805	$16,979

Discount on Purchased/Acquired Loans:
Acquired loans through business acquisitions - non-impaired	6,536	$7,479	$8,354	$3,395
Seasoned SFR mortgage loan pools - non-impaired	33,044	34,619	38,240	16,237
Acquired with deteriorated credit quality	84,876	89,302	105,650	74,460

Total Discount	124,456	$131,400	$152,244	$94,092

Ratios:
To originated loans:
Individually evaluated for impairment	1.04%	0.46%	0.57%	3.79%
Collectively evaluated for impairment	1.34%	1.44%	1.46%	1.46%
Total ALLL	1.34%	1.43%	1.45%	1.49%
To originated and acquired non-impaired loans:
Individually evaluated for impairment	0.86%	0.41%	0.51%	3.78%
Collectively evaluated for impairment	1.18%	1.20%	1.13%	1.29%
Total ALLL	1.18%	1.19%	1.12%	1.32%
Total ALLL and discount (1)	1.52%	1.64%	1.63%	1.59%
To total loans:
Individually evaluated for impairment	0.86%	0.41%	0.51%	3.78%
Collectively evaluated for impairment	0.97%	0.95%	0.89%	1.10%
Total ALLL	0.87%	0.83%	0.77%	1.05%
Total ALLL and discount (1)	5.65%	6.32%	6.99%	6.88%

(1)	The ratios were calculated by dividing a sum of ALLL and discounts by carrying value of loans.

Banc of California, Inc

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	June 30,	March 31,	December 31,	June 30,
	2014	2014	2013	2013
Composition of held for investment loans and leases
Commercial real estate	$535,744	$560,581	$529,883	$326,121
Multi-family	234,179	155,382	141,580	122,167
Construction	30,761	25,144	24,933	5,957
Commercial and industrial	368,540	299,184	287,771	92,654
SBA	28,684	26,541	27,428	33,528
Lease financing	57,754	48,537	31,949	18,631

Total commercial loans	1,255,662	1,115,369	1,043,544	599,058

Single family residential mortgage	1,212,813	1,158,863	1,286,541	995,132
Other consumer	133,738	122,763	116,026	20,156

Total consumer loans	1,346,551	1,281,626	1,402,567	1,015,288

Total gross loans and leases	$2,602,213	$2,396,995	$2,446,111	$1,614,346

Composition percentage of held for investment loans and leases
Commercial real estate	20.6%	23.4%	21.7%	20.2%
Multi-family	9.0%	6.5%	5.8%	7.6%
Construction	1.2%	1.0%	1.0%	0.4%
Commercial and industrial	14.2%	12.5%	11.8%	5.7%
SBA	1.1%	1.1%	1.1%	2.1%
Lease financing	2.2%	2.0%	1.3%	1.2%

Total commercial loans	48.3%	46.5%	42.7%	37.2%

Single family residential mortgage	46.6%	48.4%	52.6%	61.6%
Other consumer	5.1%	5.1%	4.7%	1.2%

Total consumer loans	51.7%	53.5%	57.3%	62.8%

Total gross loans and leases	100.0%	100.0%	100.0%	100.0%

Composition of deposits
Noninterest-bearing checking	$408,404	$430,925	$429,158	$161,914
Interest-bearing checking	688,699	644,649	539,098	324,012
Money market	618,231	502,368	518,696	258,635
Savings	985,028	986,201	963,536	842,487
Certificates of deposit	646,993	545,003	468,156	522,783

Total deposits	$3,347,355	$3,109,146	$2,918,644	$2,109,831

Composition percentage of deposits
Noninterest-bearing checking	12.2%	13.9%	14.7%	7.7%
Interest-bearing checking	20.6%	20.7%	18.5%	15.4%
Money market	18.5%	16.2%	17.8%	12.3%
Savings	29.4%	31.7%	33.0%	39.8%
Certificates of deposit	19.3%	17.5%	16.0%	24.8%

Total deposits	100.0%	100.0%	100.0%	100.0%

Banc of California, Inc

Average Balance, Average Yield Earned, and Average Cost Paid

(Dollars in thousands)

(Unaudited)

	Three months ended
	June 30, 2014			March 31, 2014			June 30, 2013
	Average		Yield	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets:
Gross loans and leases	$3,553,693	$42,077	4.75%	$3,289,689	$41,530	5.12%	$1,843,645	$26,153	5.69%
Securities	168,230	993	2.37%	163,007	924	2.30%	102,880	369	1.44%
Other interest-earning assets	136,849	564	1.65%	115,396	322	1.13%	258,049	219	0.34%

Total interest-earning assets	3,858,772	43,634	4.54%	3,568,092	42,776	4.86%	2,204,574	26,741	4.87%
Allowance for loan and lease losses	(20,567)			(19,392)			(16,546)
BOLI and non-interest earning assets	196,242			179,470			113,354

Total assets	$4,034,447			$3,728,170			$2,301,382

Interest-bearing liabilities:
Savings	990,894	2,425	0.98%	966,361	2,516	1.06%	$567,313	536	0.38%
Interest-bearing checking	660,341	1,864	1.13%	593,126	1,715	1.17%	265,974	551	0.83%
Money market	603,917	639	0.42%	515,131	572	0.45%	371,989	1,140	1.23%
Certificates of deposit	600,498	1,143	0.76%	518,266	932	0.73%	574,158	1,076	0.75%
FHLB advances	226,429	99	0.18%	259,611	100	0.16%	45,165	58	0.52%
Long-term debt and other interest-bearing liabilities	93,345	1,889	8.12%	91,020	1,756	7.82%	84,424	1,755	8.34%

Total interest-bearing liabilities	3,175,424	8,059	1.02%	2,943,515	7,591	1.05%	1,909,023	5,116	1.07%
Noninterest-bearing deposits	428,221			416,074			158,730
Non-interest-bearing liabilities	45,704			38,964			29,756

Total liabilities	3,649,349			3,398,553			2,097,509
Total shareholders’ equity	385,098			329,617			203,873

Total liabilities and shareholders’ equity	$4,034,447			$3,728,170			$2,301,382

Net interest income/spread		$35,575	3.52%		$35,185	3.81%		$21,625	3.80%

Net interest margin			3.70%			4.00%			3.93%

Banc of California, Inc

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Six months ended June 30,
	2014			2013
	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets:
Gross loans and leases	$3,422,420	$83,607	4.93%	$1,630,552	$44,690	5.53%
Securities	165,633	1,917	2.33%	109,955	867	1.59%
Other interest-earning assets	126,182	886	1.42%	204,022	352	0.35%

Total interest-earning assets	3,714,235	86,410	4.69%	1,944,529	45,909	4.76%
Allowance for loan and lease losses	(19,983)			(15,898)
BOLI and non-interest earning assets	187,902			99,059

Total assets	$3,882,154			$2,027,690

Interest-bearing liabilities:
Savings	978,695	4,942	1.02%	401,258	861	0.43%
Interest-bearing checking	626,919	3,515	1.13%	195,158	718	0.74%
Money market	559,769	1,275	0.46%	334,061	1,496	0.90%
Certificates of deposit	559,609	2074	0.75%	593,096	2,227	0.76%
FHLB advances	242,928	199	0.17%	50,044	121	0.49%
Long-term debt and other interest-bearing liabilities	92,189	3,645	7.97%	85,075	3,502	8.30%

Total interest-bearing liabilities	3,060,109	15,650	1.03%	1,658,692	8,925	1.09%
Noninterest-bearing deposits	422,181			150,684
Non-interest-bearing liabilities	42,353			20,393

Total liabilities	3,524,643			1,829,769
Total shareholders’ equity	357,511			197,921

Total liabilities and shareholders’ equity	$3,882,154			$2,027,690

Net interest income/spread		$70,760	3.66%		$36,984	3.67%

Net interest margin			3.84%			3.84%

Banc of California, Inc

Capital Ratios and Non-GAAP Measures

(Dollars in thousands, except per share data)

(Unaudited)

	June 30,	March 31,	December 31,	June 30,
	2014	2014	2013	2013
Capital Ratios:
Banc of California, Inc.
Total risk-based capital ratio:	15.19%	11.93%	12.45%	19.34%
Tier 1 risk-based capital ratio:	14.10%	10.86%	11.41%	18.08%
Tier 1 leverage ratio:	9.89%	7.59%	8.02%	11.16%
Banc of California, NA (1)
Total risk-based capital ratio:	14.88%	14.52%	14.65%	19.78%
Tier 1 risk-based capital ratio:	13.79%	13.45%	13.60%	18.52%
Tier 1 leverage ratio:	9.72%	9.41%	9.58%	10.03%
The Private Bank of California (1)
Total risk-based capital ratio:	N/A	N/A	N/A	16.79%
Tier 1 risk-based capital ratio:	N/A	N/A	N/A	15.88%
Tier 1 leverage ratio:	N/A	N/A	N/A	11.94%

(1)	On October 11, 2013, The Private Bank of California was merged with the Company’s other wholly owned banking subsidiary, Banc of California, NA.

Non-GAAP performance measure:

Tangible common equity to tangible assets ratio and return on average tangible common equity are supplemental financial information determined by a method other than in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are used by management in the analysis of Banc of California, Inc.’s capital strength and performance of businesses. Tangible equity is calculated by subtracting goodwill and other intangible assets from total stockholders’ equity. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders’ equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the capital strength of Banc of California, Inc. This disclosure should not be viewed as a substitution for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following tables reconcile this non-GAAP performance measures to the GAAP performance measures for the periods indicated:

	June 30,	March 31,	December 31,	June 30,
	2014	2014	2013	2013
Tangible common equity to tangible assets ratio
Total assets	$4,386,522	$4,030,634	$3,628,023	$2,535,114
Less goodwill	(32,150)	(32,868)	(30,143)	(7,048)
Less other intangible assets	(10,959)	(11,213)	(12,152)	(4,740)

Tangible assets	$4,343,413	$3,986,553	$3,585,728	$2,523,326

Total shareholders’ equity	$439,318	$325,326	$324,869	$268,485
Less preferred stock	(79,877)	(79,877)	(79,877)	(65,668)
Less goodwill	(32,150)	(32,868)	(30,143)	(7,048)
Less other intangible assets	(10,959)	(11,213)	(12,152)	(4,740)

Tangible common equity	316,332	201,368	202,697	191,029

Total shareholders’ equity to total assets	10.02%	8.07%	8.95%	10.59%
Tangible common equity to tangible assets	7.28%	5.05%	5.65%	7.57%
Common stock outstanding	27,032,464	19,666,469	19,561,469	14,976,979
Class B non-voting non-convertible common stock outstanding	596,018	590,068	584,674	574,258

Total common stock outstanding	27,628,482	20,256,537	20,146,143	15,551,237

Tangible common equity per common stock	$11.45	$9.94	$10.06	$12.28
Book value per common stock	$13.01	$12.12	$12.16	$13.04

	Three months ended			Six months ended
	June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Return on tangible common equity
Average total shareholders’ equity	$385,098	$329,617	$203,873	$357,511	$197,921
Less average preferred stock	(79,877)	(79,877)	(32,226)	(79,877)	(32,081)
Less average goodwill	(33,020)	(30,923)	(7,048)	(31,978)	(7,048)
Less average other intangible assets	(10,871)	(11,832)	(4,957)	(11,349)	(5,152)

Average tangible common equity	$261,329	$206,984	$159,643	$234,307	$153,641

Net income	$8,121	$757	$4,363	$8,878	$5,292
Less preferred stock dividends	(910)	(910)	—	(1,820)	(288)
Add tax-effected amortization of intangible assets (1)	614	610	239	1,224	477

Net income (loss) available to common shareholders	$7,825	$457	$4,602	$8,282	$5,481

(1) Utilized a 35% effective tax rate
Return on average equity	8.46%	0.93%	8.58%	5.01%	5.39%
Return on average tangible common equity	12.01%	0.90%	11.56%	7.13%	7.19%